UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 22, 2005

                      UNITED INVESTORS INCOME PROPERTIES
            (Exact name of Registrant as specified in its charter)


            Missouri                  0-17646                 43-1483942
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Acquisition or Disposition of Assets.

On July 22, 2005, United Investors Income Properties (the "Registrant" or the "Partnership") sold one of its three investment properties, Meadow Wood
Apartments, an 85-unit apartment complex located in Medford, Oregon (the "Property"), to a third party, The Meadow Wood Investors, LLC (the "Purchaser"), an Oregon limited liability company. The Purchaser paid a purchase price of approximately $5,075,000 for the Property.

In accordance with the Agreement of Limited Partnership of the Partnership, the Partnership's General Partner is evaluating the cash requirements of the Partnership to determine whether any portion of the net proceeds will be distributed to the Partnership's partners.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Partnership as if Meadow Wood Apartments had been sold on January 1, 2004.

The pro forma financial statements do not project the Partnership's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Partnership's 2004 Annual Report on Form 10-KSB.

                             PRO FORMA BALANCE SHEET
                                 (in thousands)



                                                March 31, 2005

All other assets                                    $   352
Investment properties, net                            4,026
    Total Assets                                    $ 4,378

All other liabilities                               $   122
Mortgage notes payable                                   --
Partners' deficit                                     4,256
    Total Liabilities and Partners' Deficit         $ 4,378

                       PRO FORMA STATEMENTS OF OPERATIONS
                      (in thousands, except per unit data)

                                               Year Ended     Three Months Ended
                                            December 31, 2004  March 31, 2005

Total revenues                                     $1,076          $  271
Total expenses                                      1,059             228

Net income                                         $   17          $   43

Net income per limited partnership unit            $ 0.28          $ 0.70


(c)   Exhibits

The following exhibits are filed with this report (1):

 10.9 Purchase and Sale Contract between United Investors Income Properties, a Missouri limited partnership, as Seller, and The Meadow Wood Investors, LLC, an Oregon limited liability company, as Purchaser, effective May 10, 2005 filed as exhibit 10.9 to the Registrant's Quarterly Report on Form 10-QSB filed on May 13, 2005 and incorporated herein by reference.

 10.10 Amendment of Purchase and Sale Contract between United Investors Income Properties, a Missouri limited partnership, as Seller, and the Meadow Wood Investors, LLC, an Oregon limited liability company as Purchaser, effective June 2, 2005.

 10.11 Second Amendment of Purchase and Sale Contract between United Investors Income Properties, a Missouri limited partnership, as Seller, and the Meadow Wood Investors, LLC, an Oregon limited liability company as Purchaser, effective June 30, 2005.

   (1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNITED INVESTORS INCOME PROPERTIES

                                By: United Investors Real Estate, Inc.
                                    Its General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                              Date: August 1, 2005

                                                                   Exhibit 10.10

                                  AMENDMENT OF
                           PURCHASE AND SALE CONTRACT

                        (Meadow Wood Apartments, Oregon)


      THIS AMENDMENT OF PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 2nd day of June 2005, by and between UNITED INVESTORS INCOME PROPERTIES, a Missouri limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and THE MEADOW WOOD INVESTORS, LLC, an Oregon limited liability company, having a principal address at 1119 Kent Street, Suite D, Missoula, Montana, 59801 ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of May 10, 2005 (the "Contract"), regarding real property located in the County of Jackson, Oregon and more particularly described in the Contract.

B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

C. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS


1. Closing Credit. In consideration of those miscellaneous repair items with respect to Purchaser's physical inspections of the Property and review of the Materials, as more particularly set forth in that certain letter from Purchaser to Seller dated May 27, 2005, Purchaser shall receive a credit in the amount of $25,000.00 (the "Credit") against the Purchase Price at Closing, provided that Purchaser complies with its obligations under the Contract.

2. Waiver of Feasibility Period Contingencies. Purchaser hereby agrees that the Feasibility Period is deemed to have expired, and that all contingencies relating to the Feasibility Period, as more particularly set forth in Section
3.2 and Section 3.6 have been waived by Purchaser as of the date of this Amendment. Additionally, Purchaser hereby acknowledges and agrees that all contingencies relating to Purchaser's review of the Title Commitment and Survey, as more particularly set forth in Section 4.1, Section 4.2 and Section 4.3 of the Contract, have been waived by Purchaser as of the date of this Amendment.

3. Closing Date. Subject to Seller's and Purchaser's mutual extension rights, Seller and Purchaser hereby acknowledge and agree that the Closing Date shall occur on July 11, 2004.

4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

5. Counterparts. This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to another party to this Amendment or its counsel
(i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

                 [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.


                               Seller:

                              UNITED INVESTORS INCOME PROPERTIES,
                              a Missouri limited partnership

                              By:   United Investors Real Estate, Inc.,
                                    a Delaware corporation,
                                    its sole general partner

                              By:      /s/Patrick F. Slavin
                              Name:    Patrick F. Slavin
                              Title:   Senior Vice President


                              Purchaser:


                              THE MEADOW WOOD INVESTORS, LLC,
                              an Oregon limited liability company


                              By:    /s/Nathaniel M. Pulsifer
                              Name:  Nathaniel M. Pulsifer
                             Title:  Manager


                              By:    /s/Richard Wishcamper
                              Name:  Richard Wishcamper
                              Title: President, Rocky Mountain Development
                                     Group, Inc. as Manager

                                                                   Exhibit 10.11

                               SECOND AMENDMENT OF
                           PURCHASE AND SALE CONTRACT

                        (Meadow Wood Apartments, Oregon)


      THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT (this "Second Amendment") is entered into effective as of the 30th day of June 2005, by and between UNITED INVESTORS INCOME PROPERTIES, a Missouri limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and THE MEADOW WOOD INVESTORS, LLC, an Oregon limited liability company, having a principal address at 1119 Kent Street, Suite D, Missoula, Montana, 59801 ("Purchaser").
                                    RECITALS

A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of May 10, 2005 (the "Contract"), regarding real property located in the County of Jackson, Oregon and more particularly described in the Contract.

B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Second Amendment.

C. All capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Extension of Closing Date. In consideration of payment by Purchaser of an additional Deposit of $100,000, Seller agrees to extend the Closing Date previously scheduled for July 11, 2005. By this Second Amendment, Seller and Purchaser agree the Closing Date shall occur on August 10, 2005. Purchaser's Deposit of $100,000 shall be held by the Escrow Agent and credited toward the Purchase Price at Closing, provided that Purchaser complies with its obligations under the Contract. This additional Deposit shall be nonrefundable except as otherwise expressly provided in the Contract.

2. Effectiveness of Contract. Except as modified by this and prior Amendments, all the terms of the Contract shall remain unchanged and in full force and effect.

3. Counterparts. This Second Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

4. Telecopied Signatures. A counterpart of this Second Amendment signed by one party to this Second Amendment and telecopied to another party to this Second Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Second Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Second Amendment.

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment as of the date first above stated.



                               Seller:

                              UNITED INVESTORS INCOME PROPERTIES,
                              a Missouri limited partnership

                              By:   United Investors Real Estate, Inc.,
                                    a Delaware corporation,
                                    its sole general partner

                              By:    /s/Kris Vercauteren
                              Name:  Kris Vercauteren
                              Title: Senior Vice President


                              Purchaser:


                              THE MEADOW WOOD INVESTORS, LLC,
                              an Oregon limited liability company


                              By:    /s/Richard Wishcamper
                              Name:  Richard Wishcamper
                              Title: President, Rocky Mountain
                                     Development Group, Inc., as Manager